Exhibit 99.2
August 9th, 2023 Q2 2023 Quarterly Update NASDAQ: RIOT

Statements in this presentation that are not statements of historical fact are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and are not guarantees of future performance or actual results. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including potential future financial and operating results, as well as the Company’s plans, objectives, expectations, and intentions. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such signifying expressions. Because such forward-looking statements reflect management’s current expectations, assumptions and estimates of future performance and economic conditions, they are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Corsicana Facility; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development; risks related to our realization of the benefits we anticipate from immersion-cooling; risks related to the success, schedule, cost and difficulty of integrating businesses we acquire; our failure to realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact that COVID-19 and other global events may have on us, our customers, our suppliers, and on economic conditions in connection with our estimated timelines, future performance and operations. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. In addition to these risks and those identified by the Company’s management and disclosed in the Company’s filings with the SEC, other risks, factors and uncertainties not identified by management, or which management does not presently believe to be material to the Company, its business or prospects, may also materially affect the Company’s actual future results, including in ways adverse to the Company’s business. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements. 2 Forward Looking Statements

Riot Platforms (NASDAQ: RIOT) is the Leading Bitcoin-Driven Infrastructure Platform

1 Significant scale of operations

Total revenue[1]: **$77 million**

95,904 miners deployed / **10.7 EH/s** hash rate deployed[2]

1,775 Bitcoin mined[1] / **~19.5** Bitcoin mined/day

2 Low-cost producer

Direct cost to produce 1 BTC[1,3]: **$8,389/BTC**

Bitcoin Mining gross margin[1,3]: **70%**

Cost of power[1,3]: **2.8c/kWh**

3 Strong financial and liquidity position

Cash balance[4]: **$289 million**

Bitcoin held[4]: **7,265 BTC (~$221 million)**

Long-term debt outstanding[5]: **Zero**

RIOT

1. *Three months ended June 30, 2023.*
2. *As of June 30, 2023. Excludes 17,040 miners that are offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022.*
3. *Non-GAAP, net of $8.8 million of power curtailment credits allocated to Bitcoin Mining. Direct cost to produce 1 BTC of $13,322 based on GAAP cost of Bitcoin Mining revenues, resulting in GAAP 52% Bitcoin Mining gross margin.*
4. *As of June 30, 2023. Estimated fair value of 'Bitcoin held' based on applying the market price of one Bitcoin on June 30, 2023, of approximately $30,477 to the Company's 7,265 Bitcoin held.*
5. *As of June 30, 2023. Excluding net long-term balance of $0.3 million on Equipment Guidance Line at ESS Metron recognized within Other long-term liabilities on the Condensed Consolidated Balance Sheet.*

3

Q2 2023 Financial and Operational Results 4

Riot Platforms Q2 2023 Snapshot 5 Q2 2023 Notes Ending hash rate deployed1 10.7 EH/s ▪ 143% increase year-over-year Bitcoin produced 1,775 BTC ▪ 27% increase year-over-year Bitcoin sold 1,600 BTC ▪ $44.7 million in proceeds received (avg. price of $27,953 per BTC) Bitcoin held 7,265 BTC ▪ $221.4 million (unaudited) 2 Revenue $76.7 million ▪ 4% increase quarter-over-quarter Adj. EBITDA3 $24.0 million ▪ 31% EBITDA margin Power curtailment credits $13.5 million ▪ 136% increase year-over-year Net loss / Net loss per share $(27.7) million / $(0.17) ▪ Includes $66.2 million in D&A and $5.6 million in non-cash impairment of BTC 1. Excludes 17,040 miners that are offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022. 2. Estimated fair value based on applying the market price of one Bitcoin on June 30, 2023, of approximately $30,477 to the Comp any’s 7,265 Bitcoin held. 3. Adjusted EBITDA is a non-GAAP financial measure, see slides 21 and 22 for definitions of Non-GAAP Measures and Reconciliations.

6 Ending miners deployed(# of miners) Ending hash rate deployed (EH/s) Bitcoin produced (# of BTC) Bitcoin held (# of BTC) 4.4 10.7 Q2 2022 Q2 2023 +143% 6,653 7,265 Q2 2022 Q2 2023 44,720 95,904 Q2 2022 Q2 2023 +114% 1,395 1,775 Q2 2022 Q2 2023 +27% +9% 1. Excludes 17,040 miners that are offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022. 2. Quarter ended June 30, 2022. 3. Quarter ended June 30, 2023. 4. Calculated by dividing $8.8M in self-mining power curtailment credits by average quarterly BTC price of $28,024 and adding to the 1,775 BTC produced. 2 3 Riot Achieved New All-Time Records in Miners Deployed and Hash Rate Capacity, while Significantly Executing on Power Strategy 2 3 2 3 2 3 ▪ New all-time records in 95,904 miners deployed and 10.7 EH/s hash rate capacity achieved at end of Q2 2023 ▪ Ending miners and hash rate deployed grew >2x year-over-year ▪ 1,775 Bitcoin produced and $8.8MM in power credits (out of $13.5MM in total power credits) allocated to self mining, representing an effective 2,087 Bitcoin produced for the quarter 4 ▪ Bitcoin held increased to 7,265 Bitcoin, +9% year-over-year 1 1

Bitcoin Mining – Gross Margin Increase in Q2 2023 Driven by Rebound in Bitcoin Price and Power Strategy

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Avg. BTC price	*$33,081*	*$21,184*	*$17,935*	*$22,704*	*$28,024*
# of BTC produced	*1,395*	*1,042*	*1,712*	*2,115*	*1,775*
Cost to Mine[1]	*$11,316*	*$8,227*	*$9,744*	*$9,438*	*$8,389*

Revenue / Gross Margin[1] (%)



$46.2
66%
61%
$22.1
$30.7
39%
$48.0
58%
$49.7
70%
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Revenue ($ million)
Gross margin¹(%)

Ending Hash Rate Capacity



4.4 EH/s
+27%
5.6 EH/s
+73%
9.7 EH/s
+8%
10.5 EH/s
+2%
10.7 EH/s
Q2 2022
Q3 2022
Q4 2022 2
Q1 2023 2
Q2 2023 2
Ending hash rate capacity

Riot Revenue Breakdown – Q2 2023[3]



25%
10%
65%
Bitcoin Mining
Data Center Hosting
Engineering

- $1.7 million increase in mining revenue quarter-over-quarter in Q2 2023, primarily driven by a 32% increase in average Bitcoin price quarter-over-quarter, offset by a 16% decrease in Bitcoin mined quarter-over-quarter due to a 23% increase in average mining difficulty and increased power strategy execution
- Bitcoin Mining gross margins[1] continued to increase, driven by successful execution of power strategy and increase in average Bitcoin prices

RIOT

1. *Non-GAAP, net of power curtailment credits allocated to Bitcoin Mining. GAAP gross margin figures of 61% in Q2'22, 33% in Q3'22, 26% in Q4'22, 54% in Q1'23, and 52% in Q2'23.*
2. *Excludes 17,040 miners that are offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022.*
3. *Three months ended June 30, 2023.*

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8 Data Center Hosting – Efforts to Resolve Legacy Contracts Continues ▪ Decrease in Q2 2023 hosting revenues of $1.3MM driven by fewer hosted customers over the period ▪ Q2 2023 gross loss decreased to $9.8MM versus Q1 2023 gross loss of $15.5MM as the Company continues to address Legacy Contracts ▪ Latest actions to taken by Riot to address Legacy Contracts includes: ▪ Filed lawsuit against Rhodium for $26MM in damages ▪ Terminated hosting agreement with GMO as of June 29, 2023 Riot Revenue Breakdown – Q2 20232 1. Non-GAAP, net of power curtailment credits allocated to Data Center Hosting. GAAP gross profit figures of $(5.4m) in Q2'22, $(5.9m) in Q3'22, $(8.6m) in Q4'22, $(16.6m) in Q1’23, and $(14.5m) in Q2'23. GAAP gross margin figures of (54%) in Q2’22, (70%) in Q3’22, (95%) in Q4’22, (184%) in Q1’23, and (189%) in Q2’23. 2. Three months ended June 30, 2023. Gross Profit1 / Gross Margin1 (%) Revenue / Growth per Quarter (%) 10% 65% 25% $(1.9) $1.1 $(6.4) $(15.5) $(9.8) (19%) 13% (71%) (171%) (127%) Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Gross profit ($ million) Gross margin (%) -15% +7% +1% 1 1 -15% $9.8 $8.4 $9.0 $9.0 $7.7 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Bitcoin Mining Data Center Hosting Engineering

9 $1.8 $2.0 $3.5 $0.6 $1.1 10% 13% 17% 4% 6% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Gross profit ($ million) Gross margin (%) $16.9 $15.8 $20.5 $16.1 $19.3 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Engineering – Demand from Third-Party Data Center Customers Remains Strong -7% +29% -21% 20% ▪ $3.2 million increase in revenue quarter-over-quarter in Q2 2023, primarily driven by increased demand from third-party Data Center Hosting developers and Engineering customers as projects were completed from a backlog ▪ 6% gross margin for Q2, increased from 4% in Q1 ▪ Expect continued growth in data center demand from existing and new clients Riot Revenue Breakdown – Q2 20231 1. Three months ended June 30, 2023. Revenue / Growth per Quarter (%) Gross Profit / Gross Margin (%) 65% 10% 25% Bitcoin Mining Data Center Hosting Engineering

H2 2023 Growth Plans 10

G 11 Corsicana Facility – Riot's Second Large-Scale Facility [1 GW] 1. Phase 1 of the Corsicana Facility development is comprised of the buildout of an initial 400 MW of immersion-cooled data center infrastructure. 1 Corsicana Facility Development Capex spent as of Q2 2023 Q3-Q4 2023 capex estimate 2024 capex estimate Total phase 1 capex Corsicana Phase 1 Capex Schedule1 $102mm $333mm $150mm $81mm

12 Corsicana Facility – Planned Phase 1 Timeline Q4 2022 Groundbreaking Ceremony Kick-off Ground Works Q2 2023 Cut & Fill Structural Metal Buildings Delivered on Site Q4 2023 Tanks Commissioning Q4 2023 Building A1 Erection Q2 2023 Inventory Building Cut & Fill Q1 2024 First Batch of Miners Online Q2 2024 Second Batch of Miners Online

13 MicroBT Miner Order Secures Future ASIC Miner Purchase Pricing Source: Hashrate Index by Luxor as of July 28, 2023. ▪ Riot began testing MicroBT miners in Q4 of 2022 ▪ Consistently demonstrates high uptime ▪ Purpose built for immersion-cooling use ▪ Made in the USA ▪ Initial order of 33,280 miners for the first two buildings in the Corsicana facility ▪ 8,320 M56S+ miners @ $20.00/TH ▪ 24,960 M56S++ miners @ $22.00/TH ▪ Delivery of miners to begin November 2023 ▪ Adds approximately 7.6 EH/s ▪ Option to purchase up to an additional 66,560 M56S++ miners (22 J/TH) at the same price ($22/TH), locking in pricing irrespective of cyclicality in ASIC prices seen in previous bull markets ▪ Gives Riot clear path to increase self-mining by an additional ~15 EH/s by the end of 2025 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $- $20 $40 $60 $80 $100 $120 $140 Jul-20 Nov-20 Mar-21 Jul-21 Nov-21 Mar-22 Jul-22 Nov-22 Mar-23 Jul-23 25 to 28 J/Th Under 25 J/Th BTC Price MicroBT M56S++ Order Option @ $22/TH $/TH Historical ASIC & BTC Price History1 BTC Price

14 1. As of June 30, 2023. 2. Assumes $30,000 BTC price increasing at a 2% monthly escalator, broker analysts global network hash rate of 381 EH/s in 2023 (July to December) and 349 EH/s in 2024 (January to December), majority of monthly BTC production sold (net of fees), self-mining operations from the Rockdale Facility, and estimated Company future deployed self-mining hash rate at the Corsicana Facility. 3. Assumes outstanding infrastructure capital expenditure. 4. Assumes outstanding infrastructure capital expenditure only. 5. Includes miner costs to fill out 200MW of the initial 400MW Corsicana build-out. Industry-Leading Financial Strength, with Growth Plans Through Year-End 2024 Already Fully-Funded and Independent of External Financing Q2 2023 Estimated BTC sales Rockdale Facility expansion Corsicana Facility 400 MW build-out Corsicana miner purchases $289 million Cash balance1 3 4 7,265 BTC1 2 5

15 Strong Visibility on Growth Plan through 2025 Note: ‘Optional MicroBT Order’ represents hash rate increase associated with Riot’s option to order an additional 66,560 mine rs, representing approximately 15.3 EH/s in total. Currently assumes a deployment schedule of 16,640 miners in Q4’24, 16,640 miners in Q1’25, 16,640 miners in Q3’25, and 16,640 miners in Q4’25. 3.1 EH/s 9.7 EH/s 10.5 EH/s 10.7 EH/s 10.7 EH/s 12.5 EH/s 16.3 EH/s 20.1 EH/s 20.1 EH/s 35.4 EH/s 0.0 EH/s 5.0 EH/s 10.0 EH/s 15.0 EH/s 20.0 EH/s 25.0 EH/s 30.0 EH/s 35.0 EH/s 40.0 EH/s 2021A 2022A Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3'24 2025 Historical Rockdale Rockdale Building ‘G’ Corsicana Optional MicroBT Order Assuming full exercise of additional MicroBT purchase option

Riot’s vision is to be the world’s leading Bitcoin-driven infrastructure platform 16

Appendix 17

2023 2022 (in $ thousands, except for per share amounts) Revenue: - Bitcoin Mining $ 49,742 $ 46,151 - Data Center Hosting 7,661 9,834 - Engineering 19,312 16,938 - Other Revenue 24 24 Total Revenue $ 76,739 $ 72,947 Costs and Expenses: Cost of Revenue: - Bitcoin Mining $ 23,647 $ 17,995 - Data Center Hosting 22,134 15,184 - Engineering 18,182 15,175 Selling, General and Administrative 19,836 10,713 Depreciation and Amortization 66,162 20,562 Change in Fair Value of Derivative Asset (13,109) (60,931) Power Curtailment Credits (13,470) (5,706) Realized Gain on Sale/Exchange of Bitcoin (19,828) (15,260) Impairment of Bitcoin 5,638 101,419 Other Expenses 30 327,034 Total Costs and Expenses 109,222 426,185 Operating Income (Loss) $ (32,483) $ (353,238) Total Other Income (Expense) 4,908 (6,520) Net Income (Loss) Before Taxes (27,575) (359,758) Total Income Tax Benefit (Expense) (112) 6,199 Net Income (Loss) $ (27,687) $ (353,559) Basic and Diluted Net Income (Loss) per Share $ (0.17) $ (2.71) Basic and Diluted Weighted Average Number of Shares Outstanding 167,342,813 130,405,502 Three Months Ended June 30, 18 Statement of Operations (Unaudited)

Assets: Current Assets: Cash and Cash Equivalents $ 289,176 $ 230,328 Accounts Receivable, net 13,181 26,932 Costs and Estimated Earnings in Excess of Billings 19,063 19,743 Prepaid Expenses and Other Current Assets 20,132 32,661 Bitcoin 140,931 109,420 Future Power Credits, Current Portion 271 24,297 Total Current Assets $ 482,754 $ 443,381 Property and Equipment, net $ 699,637 $ 692,555 Deposits 30,414 42,433 Finite-lived Intangible Assets, net 18,622 21,477 Derivative Asset 104,828 97,497 Operating Lease Right-of-Use Assets 21,221 21,673 Future Power Credits, less current portion 638 638 Other Long-Term Assets 816 310 Total Assets $ 1,358,930 $ 1,319,964 19 As of June 30, As of December 31, 2023 2022 (in $ thousands, except for per share amounts) Balance Sheet (Unaudited)

Liabilities and Stockholder's Equity: Current Liabilities: Accounts Payable $ 12,616 $ 18,445 Billings in Excess of Costs and Estimated Earnings 3,117 8,446 Accrued Expenses 27,307 65,464 Deferred Gain on Acquisition Post-Close Dispute Settlement 26,007 Deferred Revenue, current portion 2,670 2,882 Contingent Consideration Liability - future power credits, current portion 271 24,297 Operating Lease Liability, current portion 2,343 2,009 Total Current Liabilities $ 74,331 $ 121,543 Deferred Revenue, less current portion $ 16,853 $ 17,869 Operating Lease Liability, less current portion 19,510 20,242 Contingent Consideration Liability - future power credits, less current portion 638 638 Other Long-Term Liabilities 6,688 8,230 Total Liabilities $ 118,020 $ 168,522 Stockholder's Equity: Preferred Stock, no par value, 15,000,000 shares authorized: 2% Series A Convertible Preferred stock; 2,000,000 shared authorized; no shares issued and outstanding as of June 30, 2023 and December 31, 2022 - - 0% Series B Convertible Preferred stock; 1,750,001 shares authorized; no shares issued and outstanding as of June 30, 2023 and December 31, 2022 - - Common Stock, no par value; 340,000,000 shares authorized; 182,250,554 and 167,751,112 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively 2,080,627 1,907,784 Accumulated Deficit (839,717) (756,342) Total Stockholder's Equity 1,240,910 1,151,442 Total Liabilities and Stockholder's Equity $ 1,358,930 $ 1,319,964 20 As of June 30, As of December 31, 2023 2022 (in $ thousands, except for per share amounts) Balance Sheet (Unaudited) (continued)

2023 2022 (in $ thousands, except for per share amounts) Net Income (Loss) $ (27,687) $ (353,559) Interest Income (Expense) (4,843) - Income Tax Expense (Benefit) 112 (6,199) Depreciation and Amortization 66,162 20,562 EBITDA $ 33,744 $ (339,196) Non-Cash / Non-Recurring Operating Expenses and Adjustments: Stock-Based Compensation Expense $ 3,429 $ 701 Acquisition-Related Costs - - Change in Fair Value of Derivative Asset (13,109) (60,931) Change in Fair Value of Contingent Consideration - - (Gain) Loss on Marketable Equity Securities - 6,461 Loss (Gain) on Sale/Exchange of Equipment 30 (8,614) Casualty-Related Charges (Recoveries), net - - Impairment of Goodwill - 335,648 Other (Income) Expense (65) 59 Other Revenue, (Income) Expense Adjustments: License Fees (24) (24) Total Adjustments (9,739) 273,300 Adjusted EBITDA $ 24,005 $ (65,896) Three Months Ended June 30, 21 Non-GAAP Adjusted EBITDA (Unaudited) * Indicates Non-GAAP measure. We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA includes impairment of Bitcoin charges. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superi or to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 29, under Item 2, “Management’s Discussion & Analysis” in our June 30, 2023, Form 10-Q.

2023 2022 (in $ thousands, except for per share amounts) Bitcoin Mining: Revenue $ 49,742 $ 46,151 Cost of Revenues 23,647 17,995 Power Curtailment Credits (8,755) (2,209) Cost of Revenues, net of Power Curtailment Credits 14,892 15,786 Bitcoin Mining Revenue in excess of Cost of Revenues, net of Power Curtailment Credits $ 34,850 $ 30,365 Bitcoin Mining Revenue in excess of Cost of Revenues, net of Power Curtailment Credits as a percentage of Revenue 70.1% 65.8% Data Center Hosting: Revenue $ 7,661 $ 9,834 Cost of Revenues 22,134 15,184 Power Curtailment Credits (4,715) (3,497) Cost of Revenues, net of Power Curtailment Credits 17,419 11,687 Data Center Hosting Revenue in excess of Cost of Revenues, net of Power Curtailment Credits $ (9,758) $ (1,853) Data Center Hosting Revenue in excess of Cost of Revenues, net of Power Curtailment Credits as a percentage of Revenue -127.4% -18.8% Total Power Curtailment Credits $ (13,470) $ (5,706) Three Months Ended June 30, 22 Non-GAAP Cost of Revenues (Unaudited) * Indicates Non-GAAP measure. We use these Non-GAAP measures to evaluate the performance of our core business operations, Bitcoin Mining and Data Center Hosting, after including the impact of our power management strategy. They are provided in addition to, and not as a substitute for, or superior to, their comparable GAAP measures, Revenue and Cost of Revenues. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 29, under Item 2, “Management’s Discussion & Analysis” in our June 30, 2023, Form 10-Q.